EXHIBIT 21.1
SUBSIDIARIES OF D.R. HORTON, INC.
As of September 30, 2005

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
2 C Development Co., LLC	California

91st Avenue & Happy Valley, L.L.C.	Arizona

Barkdale Properties, LLC	Washington

C. Richard Dobson Builders, Inc.	Virginia	Dobson Builders

CH Funding, LLC	Delaware

CH Investments of Texas, Inc.	Delaware

CHM Partners, LP	Texas

CHI Construction Company	Arizona

CHTEX of Texas, Inc.	Delaware

The Club at Pradera, Inc.	Delaware

Continental Homes, Inc.	Delaware	D.R. Horton — Continental Series, D.R. Horton — Astanté Series

Continental Homes of Texas, L.P.	Texas	Continental Homes, D.R. Horton Homes, Milburn Homes, Sam Houston Homes

Continental Residential, Inc.	California	Continental Homes, D.R. Horton America’s Builder

Continental Traditions, LLC	Arizona	Continental Homes

Custom Title, LLC	Maryland

Cypress Road, L.P.	California

Desert Ridge Phase I Partners	Arizona

DHI Insurance, Inc.	Vermont

DHI Insurance Agency, Inc.	Texas

DHI Life Insurance Agency, Inc.	Texas

DHI Mortgage Company	Colorado

DHI Mortgage Company GP, Inc.	Delaware

DHI Mortgage Company LP, Inc.	Delaware

DHI Mortgage Company, Ltd.	Texas	CH Mortgage Company I, Ltd.

DHI Ranch, Ltd.	Texas

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
DHI Title GP, Inc.	Texas

DHI Title LP, Inc.	Delaware

DHI Title of Arizona, Inc.	Arizona	Century Title Company

DHI Title of Florida, Inc.	Florida

DHI Title of Minnesota, Inc.	Delaware

DHI Title of Nevada, Inc.	Delaware

DHI Title of Texas, Ltd.	Texas

DRH Cambridge Homes, Inc.	California

DRH Cambridge Homes, LLC	Delaware

DRH Capital Trust I	Delaware

DRH Capital Trust II	Delaware

DRH Capital Trust III	Delaware

DRH Colorado Realty, Inc.	Delaware

DRH Construction, Inc.	Delaware

DRH Energy, Inc.	Colorado

DRHFS Mortgage Reinsurance, Ltd.	Turks & Caicos

DRHI, Inc.	Delaware	D.R. Horton

DRH Properties, Inc.	Arizona

DRH Realty Company, Inc.	California

DRH Regrem VII, LP	Texas

DRH Regrem VIII, LLC	Delaware

DRH Regrem IX, Inc.	Delaware

DRH Regrem X, Inc.	Delaware

DRH Regrem XI, Inc.	Delaware

DRH Regrem XII, LP	Texas

DRH Southwest Construction Company, Inc.	California

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
DRH Tucson Construction, Inc.	Delaware

D.R. Horton, Inc. — Birmingham	Alabama	Regency Homes

D.R. Horton, Inc. — Chicago	Delaware

D.R. Horton, Inc. — Denver	Delaware	Trimark Communities, D.R. Horton - Trimark Series

D.R. Horton, Inc. — Dietz-Crane	Delaware	Dietz-Crane

D.R. Horton, Inc. — Foundation	Texas

D.R. Horton, Inc. — Fresno	Delaware

D.R. Horton, Inc. — Greensboro	Delaware	Arappco Homes

D.R. Horton, Inc. — Gulf Coast	Delaware

D.R. Horton, Inc. — Jacksonville	Delaware	Continental Homes, Continental Homes — Jacksonville

D.R. Horton, Inc. — Louisville	Delaware	Mareli Development & Construction

D.R. Horton, Inc. — Los Angeles	Delaware

D.R. Horton, Inc. — Minnesota	Delaware	Joe Miller Homes

D.R. Horton, Inc. — New Jersey	Delaware	SGS Communities

D.R. Horton, Inc. — Portland	Delaware	RMP Properties

D.R. Horton, Inc. — Sacramento	California	D.R. Horton America’s Builder

D.R. Horton, Inc. — Torrey	Delaware	Torrey

D.R. Horton Los Angeles Holding Company, Inc.	California	D.R. Horton America’s Builder

D.R. Horton Management Company, Ltd.	Texas

D.R. Horton Materials, Inc.	Delaware

D.R. Horton San Diego Holding Company, Inc.	California

D.R. Horton — Emerald, Ltd.	Texas	Dietz-Crane Homes, D.R. Horton Homes, Emerald Homes, Emerald Builders

D.R. Horton — Schuler Homes, LLC	Delaware

D.R. Horton — Texas, Ltd.	Texas	Continental Homes

Encore II, Inc.	Arizona

Encore Venture Partners, L.P.	Delaware

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
Encore Venture Partners II (California), L.P.	Delaware

Encore Venture Partners II (Texas), L.P.	Delaware

GP-Encore, Inc.	Arizona

Golden Fox LLC	Colorado

Grande Realty Incorporated	New Jersey	Distinguished Realty Co.

Grand Title Agency, Inc.	New Jersey

Greywes LLC	California

HPH Homebuilders LP 1995	California

HPH Homebuilders LP 1996	California

HPH Homebuilders 2000 L.P.	California

Haskell Canyon Partners, L.P.	California	D.R. Horton America’s Builder

Haskell Canyon Partners II, L.P.	California	D.R. Horton America’s Builder

Iao Partners	Hawaii

Kaomalo LLC	Hawaii

KDB Homes, Inc.	Delaware	Continental Homes, D.R. Horton - Continental Series

Livermore Homebuilders L.P.	California

Meadows I, Ltd.	Delaware

Meadows II, Ltd.	Delaware

Meadows VIII, Ltd.	Delaware

Meadows IX, Inc.	New Jersey

Meadows X, Inc.	New Jersey

Melody Homes, Inc.	Delaware

Melmort Co.	Colorado

Metro Star Canyon LLC	Colorado

Metro Title, LLC	Virginia

Millwood J.V. II	Texas

Oakley-Avalon LP	California

Rielly Carslbad LLC	Delaware

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
Rielly Homes Madison LLC	Delaware

Schuler Homes of Arizona LLC	Delaware

Schuler Homes of California, Inc.	California

Schuler Homes of Oregon, Inc.	Oregon

Schuler Homes of Washington, Inc.	Washington	Stafford Homes, Keys & Schuler Homes, Schuler Homes Northwest

Schuler Mortgage, Inc.	Delaware

Schuler Realty of Hawaii, Inc.	Hawaii

SGS Communities at Battleground, LLC	New Jersey	SGS Communities

SGS Communities at Grand Quay, LLC	New Jersey	SGS Communities

SHA Construction LLC	Delaware

SHLR of California, Inc.	California

SHLR of Colorado, Inc.	Colorado

SHLR of Nevada, Inc.	Nevada

SHLR of Utah, Inc.	Utah

SHLR of Washington, Inc.	Washington

SRHI LLC	Delaware	D.R. Horton America’s Builder

SSHI LLC	Delaware

Surprise Village North, LLC	Arizona	Arizona Traditions

Travis County Title Company	Texas	Travis County Title, DHI Title of Georgia, DHI Title of Central Texas

Venture Management of South Carolina, LLC	South Carolina

Vertical Construction Corporation	Delaware	Schuler Homes

Waiakoa Estates Subdivision Joint Venture	Hawaii

Western Pacific Brea Development, LLC	Delaware

Western Pacific Funding, Inc.	California

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
Western Pacific Housing, Inc.	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Antigua, LLC	Delaware

Western Pacific Housing-Ashland Park	Delaware

Western Pacific Housing-Aviara, L.P.	California

Western Pacific Housing-Boardwalk, LLC	Delaware

Western Pacific Housing-Broadway, LLC	Delaware

Western Pacific Housing-Camarillo I, LLC	Delaware

Western Pacific Housing-Canyon Park, LLC	Delaware

Western Pacific Housing-Carmel, LLC	Delaware

Western Pacific Housing-Carrillo, LLC	Delaware

Western Pacific Housing Co., a California Limited Partnership	California

Western Pacific Housing-Communications Hill, LLC	Delaware

Western Pacific Housing-Copper Canyon, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Coto Venture, L.P.	California	D.R. Horton America’s Builder

Western Pacific Housing-Creekside, LLC	Delaware

Western Pacific Housing-Culver City, L.P.	California	D.R. Horton America’s Builder

Western Pacific Housing-Del Valle, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Lomas Verdes, LLC	Delaware

Western Pacific Housing-Lost Hills Park, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Lyons Canyon Partners, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing Management, Inc.	California	D.R. Horton America’s Builder

Western Pacific Housing-McGonigle Canyon LLC	Delaware

Western Pacific Housing-Mountaingate, L.P.	California	D.R. Horton America’s Builder

Western Pacific Housing-Norco Estates, LLC	Delaware

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
Western Pacific Housing-Oso, L.P.	California

Western Pacific Housing-Pacific Park II, LLC	Delaware

Western Pacific Housing-Park Avenue East, LLC	Delaware

Western Pacific Housing-Park Avenue West, LLC	Delaware

Western Pacific Housing-Playa Vista, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Poinsettia, L.P.	California

Western Pacific Housing-River Ridge, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Robinhood Ridge, LLC	Delaware

Western Pacific Housing-Santa Fe, LLC	Delaware

Western Pacific Housing-Scripps, L.P.	California

Western Pacific Housing-Scripps II, LLC	Delaware

Western Pacific Housing-SDG, LLC	California

Western Pacific Housing-Seacove, L.P.	California	D.R. Horton America’s Builder

Western Pacific Housing-Studio 528, LLC	Delaware

Western Pacific Housing-Terra Bay Duets, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Torrance, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Torrey Commercial, LLC	Delaware

Western Pacific Housing-Torrey Meadows, LLC	Delaware

Western Pacific Housing-Torrey Multi-Family, LLC	Delaware

Western Pacific Housing-Torrey Village Center, LLC	Delaware

Western Pacific Housing-Vineyard Terrace, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Westlake II, L.P.	California

Western Pacific Housing-Windemere, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Windflower, L.P.	California	D.R. Horton America’s Builder

WPH-Camino Ruiz, LLC	Delaware

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
WPH-Copper Canyon, LLC	Delaware	D.R. Horton America’s Builder

WPH-Copper Canyon II, LLC	Delaware	D.R. Horton America’s Builder

WPHD/Camarillo, LLC	California	D.R. Horton America’s Builder

WPHD/Ventura, LLC	California

WPH-Oxnard Coastal, LLC	Delaware	D.R. Horton America’s Builder

WPH-Palmer Del Valle, LLC	Delaware	D.R. Horton America’s Builder